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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2005
                                                           ------------

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Federal                       000-50810                42-1634975
-----------------------------      ---------------------       --------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


One Jaffrey Road, Peterborough, NH                                 03458
----------------------------------                                 -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (603) 924-9654
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 12, 2005, the stockholders of Monadnock Community Bancorp, Inc. approved the Monadnock Community Bancorp 2005 Stock Option Plan. Stock options in the amount of up to 46,041 shares of common stock may be granted to employees and directors of Monadnock Community Bancorp, Inc. and employees and directors of its wholly owned subsidiary, Monadnock Community Bank.

Also, on May 12, 2005, the stockholders of Monadnock Community Bancorp, Inc. approved the Monadnock Community Bancorp 2005 Recognition and Retention Plan. This plan provides for the award of up to 18,416 shares of common stock to employees and outside directors of Monadnock Community Bancorp, Inc. and employees and outside directors of its wholly owned subsidiary, Monadnock Community Bank.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

     (B)  PRO FORMA FINANCIAL INFORMATION: None

     (C)  EXHIBITS:

          Exhibit 10.1: Monadnock Community Bancorp, Inc. 2005 Stock Option Plan

          Exhibit 10.2: Monadnock Community Bancorp, Inc. 2005 Recognition and
                        Retention Plan

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          MONADNOCK COMMUNITY BANCORP, INC.


DATE: May 17, 2005                        By: /s/ William M. Pierce, Jr.
                                             -----------------------------------
                                             William M. Pierce, Jr.
                                             President and Chief Executive
                                             Officer